Exhibit 10.3

EXECUTION COPY

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of January 14, 2014, made by SMCS Holdco, Inc., a Delaware corporation, and SMCS Holdco II, Inc., a Delaware corporation (each an “Additional Granting Party” and together, the “Additional Granting Parties”), in favor of CITIBANK, N.A., as administrative agent and collateral agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in such the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, The ServiceMaster Company, a Delaware corporation (to be merged with and into The ServiceMaster Company, LLC, a Delaware limited liability company, on the date hereof) (the “Borrower”), Citibank, N.A., as administrative agent and collateral agent, JPMorgan Chase Bank, N.A., as syndication agent and the Lenders are parties to a Credit Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, CDRSVM Holding, Inc., a Delaware corporation (to be converted into CDRSVM Holding, LLC, a Delaware limited liability company, on the date hereof) (“Holding”) and the Subsidiary Guarantors are, or are to become, parties to the Guarantee and Collateral Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the ratable benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement);

WHEREAS, each Additional Granting Party is a member of an affiliated group of companies that includes the Borrower and each other Granting Party; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Granting Parties (including the Additional Granting Parties) in connection with the operation of their respective businesses; and the Borrower and the other Granting Parties (including the Additional Granting Parties) are engaged in related businesses, and each such Granting Party (including the Additional Granting Parties) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Credit Agreement requires each Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, each Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1

1.                                      Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, each Additional Granting Party, as provided in subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a Guarantor, Grantor and Pledgor (it being understood that each Additional Granting Party is no longer an Immaterial Subsidiary) and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor, Grantor and Pledgor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information.  Each Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Guarantor, Grantor and Pledgor contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.                                      GOVERNING LAW.  THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

SMCS HOLDCO, INC.

By:	/s/ Alan J. M. Haughie
	Name:	Alan J. M. Haughie
	Title:	President & Chief Financial Officer

SMCS HOLDCO II, INC.

By:	/s/ Alan J. M. Haughie
	Name:	Alan J. M. Haughie
	Title:	President & Chief Financial Officer

[Signature Page to Assumption Agreement — Term Loan GCA]

Acknowledged and Agreed to as
of the date hereof by:

CITIBANK, N.A.,
as Collateral Agent and Administrative Agent

By:	/s/ Alvaro De Velasco
	Name:	Alvaro De Velasco
	Title:	Vice President
(212) 816-4312

[Signature Page to Assumption Agreement — Term Loan GCA]

Annex 1-A to
Assumption Agreement

Supplement to
Guarantee and Collateral Agreement
Schedule 1

NOTICE ADDRESSES OF GUARANTORS

SMCS Holdco, Inc.
860 Ridge Lake Boulevard
Memphis, Tennessee 38120
Attention: Alan J. Haughie, President & CFO
& James T. Lucke, Senior Vice President
Telephone: (901) 766-1400
Facsimile: (901) 766-1107

SMCS Holdco II, Inc.
860 Ridge Lake Boulevard
Memphis, Tennessee 38120
Attention: Alan J. Haughie, President & CFO
& James T. Lucke, Senior Vice President
Telephone: (901) 766-1400
Facsimile: (901) 766-1107

In each case, with copies to:

The ServiceMaster Company, LLC
860 Ridge Lake Boulevard
Memphis, Tennessee 38120
Attention: James T. Lucke, Senior Vice President & General Counsel
Telephone: (901) 766-1400
Facsimile: (901) 766-1107

and

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention: David A. Brittenham, Esq.
Facsimile: (212) 909-6836
Telephone: (212) 909-6000

Supplement to
Guarantee and Collateral Agreement
Schedule 2

Pledged Stock

Pledgor	Issuer	Cert. No., etc.	Equity Interest
SMCS Holdco, Inc.	ServiceMaster Consumer Services, LP	n/a	50%
SMCS Holdco, Inc.	Terminix International, Inc.	4, representing 1,000 shares	100%
SMCS Holdco II, Inc.	ServiceMaster Consumer Services, LP	n/a	50%

Supplement to
Guarantee and Collateral Agreement
Schedule 3

PERFECTION MATTERS

UCC Filings

Debtor	Jurisdiction
SMCS Holdco, Inc.	Delaware
SMCS Holdco II, Inc.	Delaware

Supplement to
Guarantee and Collateral Agreement
Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION

Grantor	Jurisdiction of Organization
SMCS Holdco, Inc.	Delaware
SMCS Holdco II, Inc.	Delaware

Supplement to
Guarantee and Collateral Agreement
Schedule 5

INTELLECTUAL PROPERTY

None.

Supplement to
Guarantee and Collateral Agreement
Schedule 6

EXCLUDED CONTRACTS

None.

Supplement to
Guarantee and Collateral Agreement
Schedule 7

COMMERCIAL TORT CLAIMS

None.